EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company`s previously filed Registration Statement File Nos. 33-26053, 33-63962 and 33-63964.


                                               S/B ARTHUR ANDERSEN LLP
                                               ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
September 25, 1996